September 13, 1999

                DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND

             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                            DATED FEBRUARY 1, 1999

                AS PREVIOUSLY SUPPLEMENTED ON FEBRUARY 1, 1999

      The following replaces the third and fourth sentences of the fourth full paragraph of the section of the Fund's Statement of Additional Information enttitled: "Management Arrangements."

As of August 12, 1999, each Fund's portfolio managers are: Messrs. Michael Hoeh, Roger King, John Koerber, and Gerald Thunelius.

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